Acquisitions and dispositions	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions and dispositions	Acquisitions and dispositions

We sometimes structure our acquisitions with both an initial payment and later contingent payments tied to post-closing revenue or income growth. Contingent payments totaled $6 million in 2019.

At Dec. 31, 2019, we are potentially obligated to pay additional consideration which, using reasonable assumptions, could range from $5 million to $13 million over the next two years, but could be higher as certain of the arrangements do not contain a contractual maximum.

Transaction in 2019

On Nov. 8, 2019, BNY Mellon, along with the other holders of Promontory Interfinancial Network, LLC (“PIN”), completed the sale of their interests in PIN. BNY Mellon recorded an after-tax gain of $622 million on the sale of this equity investment.

Transactions in 2018

On Jan. 2, 2018, BNY Mellon completed the sale of CenterSquare Investment Management (“CenterSquare”), one of our Investment Management investment firms, and recorded a gain on this transaction. CenterSquare had approximately $10 billion in assets under management (“AUM”) in U.S. and global real estate and infrastructure investments. In addition, goodwill of $52 million was removed from the consolidated balance sheet as a result of this sale.

On June 29, 2018, BNY Mellon completed the exchange of its majority equity interest in Amherst Capital Management LLC for a minority equity stake in Amherst Holdings LLC. Goodwill of $13 million was removed from the consolidated balance sheet and a gain was recorded as a result of this sale.